UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2018

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4721 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	919-578-5901

Marina Biotech, Inc.

17870 Castleton Street, Suite 250 City of Industry, CA 91748

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2018, Marina Biotech, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to change the Company’s name from “Marina Biotech, Inc.” to “Adhera Therapeutics, Inc.” The change of the Company’s name is effective October 9, 2018.

Following the change of the Company’s name from Marina Biotech, Inc. to Adhera Therapeutics, Inc., the common stock, par value $0.006 per share, of the Company began trading on the OTCQB tier of the OTC Markets under the symbol “ATRX”.

The new CUSIP number for the common stock following the change of the Company’s name is 00687E 109.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto.

Item 8.01.	Other Matters.

Address Change

On September 10, 2018, the Company entered into a Standard Form Office Lease with ROC III Fairlead Imperial Center, LLC, with respect to office space located at 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, for a three year term. Starting on October 1, 2018, the Company’s executive offices have been located at such address. The Company no longer maintains an address at 17870 Castleton Street, Suite 250, City of Industry, California 91748, as the Master Services Agreement dated as of November 15, 2016 by and between the Company and Autotelic Inc. is being terminated effective October 31, 2018.

Press Release

On October 9, 2018, the Company issued a press release regarding the matters described in Item 5.03 above. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Adhera Therapeutics, Inc.

99.1	Press release of Adhera Therapeutics, Inc. dated October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

October 9, 2018	By:	/s/ Robert C. Moscato, Jr.
	Name:	Robert C. Moscato, Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Adhera Therapeutics, Inc.

99.1	Press release of Adhera Therapeutics, Inc. dated October 9, 2018.